UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Current Report
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 1, 2015

ANAVEX LIFE SCIENCES CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-51652	20-8365999
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

51 West 52nd Street, 7th Floor, New York, NY USA 10019
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code 1-844-689-3939

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Form 8-K/A”) is an amendment to the Current Report of Form 8-K of Anavex Life Sciences Corp., dated October 6, 2015 (the “Original Form 8-K”). This Form 8-K/A is being filed to (i) clarify the statement regarding the authorized shares in the third paragraph of Item 3.03 of the Original Form 8-K, which is corrected by this filing to indicate that there are 400,000,000 shares currently authorized on a pre-split basis, and (ii) provide a corrected press release which is attached hereto as Exhibit 99.1. This Form 8-K/A amends and restates in its entirety Item 3.03 of the Original Form 8-K. No other changes were made to the Original Form 8-K. References to the exhibits in this Form 8-K/A are references to the exhibits filed with the Original Form 8-K unless filed herewith.

Item 3.03. Material Modification to Rights of Security Holders.

On October 2, 2015, the Board of Directors (the “Board”) of Anavex Life Sciences Corp., a Nevada corporation (the “Company”), approved a reverse stock split of the Company’s common stock, par value $0.001 per share (“Common Stock”), at a ratio of 1 for 4 (the “Reverse Split”). The Company anticipates that the Reverse Split will be effective as of 4:30 p.m. Eastern Time on October 6, 2015 (the “Split Effective Date”), contingent upon approval from the Financial Industry Regulatory Authority (“FINRA”).

On October 6, 2015, the Company filed a Certificate of Change (the “Certificate”) to effect the Reverse Split pursuant to Nevada Revised Statutes Sections 78.207 and 78.209 with the Secretary of State of the State of Nevada. Under Nevada law, the Company’s Articles of Incorporation will be deemed amended at the effective time on the Split Effective Date as provided in the Certificate. The Certificate is not effective until the Split Effective Date. In addition, because the Reverse Split was approved by the Board in accordance with NRS Section 78.207, no stockholder approval is required.

The Reverse Split will not be effected until the Company receives approval from FINRA. On the Split Effective Date, every four shares of the Company’s issued and outstanding Common Stock will be automatically converted into one newly issued and outstanding share of Common Stock, without any change in the par value per share. Any fractional shares resulting from the Reverse Split will be rounded up to the nearest whole share. The Reverse Split will reduce the number of shares of the Company’s Common Stock authorized from 400,000,000 to approximately 100,000,000. Immediately after the Reverse Split, each stockholder’s percentage ownership interest in the Company and proportional voting power will remain unchanged except for minor adjustments that will result from rounding fractional shares into whole shares. The rights and privileges of the holders of shares of Common Stock will be substantially unaffected by the Reverse Split. All options, warrants and convertible securities of the Company outstanding immediately prior to the Reverse Split will be appropriately adjusted accordingly.

Once effective, the Company’s Common Stock will trade under the symbol “AVXLD” for a period of 20 business days, after which the “D” will be removed from the trading symbol, which will revert to the original symbol of “AVXL”. In connection with the Reverse Split, the CUSIP number for the Company’s Common Stock will also change.

Stockholders who are holding their shares in electronic form at brokerage firms do not have to take any action as the effect of the Reverse Split will automatically be reflected in their brokerage accounts.

Stockholders holding paper certificates may (but are not required to) send the certificates to the Company’s transfer agent at the following address:

Nevada Agency and Transfer Company
50 West Liberty Street, Suite 880
Reno, NV 89501

The transfer agent will issue a new share certificate reflecting the terms of the Reverse Split to each requesting stockholder.

The Company issued a press release announcing the Reverse Split on October 6, 2015, a copy of which is furnished herewith as Exhibit 99.1.

Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective October 1, 2015 (the “Effective Date” ), the Board appointed Sandra Boenisch, to serve as the Company’s Principal Financial Officer until the earlier of a successor’s appointment or her resignation.

Ms. Boenisch is a Chartered Professional Accountant (CPA, CGA) with 14 years of accounting, audit, and financial reporting experience in a variety of industries, both in the United States and Canada. Ms. Boenisch has been an independent consultant, providing financial reporting services to a range of public companies in the United States and Canada since January 2012. From 2008 until 2012, Ms. Boenisch was employed at BDO Canada LLP (Vancouver, BC) where she was hired as a Senior Accountant and was later promoted to Manager, Audit Assurance. Ms. Boenisch specialized in managing assurance engagements for public companies in the United States and Canada. Prior to that, Ms. Boenisch worked for a public accounting firm beginning in 2001. As an independent consultant, Ms. Boenisch has acquired considerable experience in finance, governance, and regulatory compliance.

Ms. Boenisch, age 34, has no family relationship with any other officer or director of the Company. With respect to the Company, Ms. Boenisch has not had a direct or indirect material interest in any transaction described in Item 404(a) of Regulation S-K. In connection with Ms. Boenisch’s appointment as Principal Financial Officer, the Company and Ms. Boenisch entered into an employment agreement commencing on October 1, 2015 and ending on September 30, 2017, whereby: (a) the Company shall pay to Ms. Boenisch an annual base salary of Seventy-Eight Thousand and 00/100 Canadian Dollars ($78,000 CAD), with Ms. Boenisch being eligible for bonuses and salary increases; (b) Ms. Boenisch shall receive a sign-on stock option grant; and (c) Ms. Boenisch shall be able to participate in the Company’s employee benefit plans.

Item 5.03. Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03. A copy of the Certificate is filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable
(b)	Not applicable
(c)	Not applicable
(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION	LOCATION
Exhibit 3.1	Certificate of Change	Incorporated by reference to the Exhibit 3.1 of the Company's Current Report on Form 8-K filed with the Securities and Exchange Commission on October 6, 2015.

Exhibit 99.1	Press Release dated October 6, 2015 regarding Reverse Stock Split	Provided herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ANAVEX LIFE SCIENCES CORP.
/s/ Christopher Missling
Name: Christopher Missling, PhD
Title: Chief Executive Officer
Date: October 6, 2015